UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐

Check the appropriate box:

☒	Preliminary Proxy Statement	☐	Confidential, for Use of the Commission Only
☐	Definitive Proxy Statement		(as permitted by Rule 14a-6(e)(2))
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to § 240.14a-12

Viewpoint Corporation

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	(1)	Title of each class of securities to which transactions applies:

	(2)	Aggregate number of securities to which transactions applies:

	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11(set forth the amount on which the filing fee is calculated and state how it was determined):

	(4)	Proposed maximum aggregate value of transaction:

	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount previously paid:

	(2)	Form, schedule or registration statement no.:

	(3)	Filing party:

	(4)	Date filed:

Viewpoint Corporation

498 Seventh Avenue

New York, New York 10018

________________________

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

To Be Held November 14, 2006

Dear Stockholders:

Notice is hereby given that the Special Meeting of Stockholders of VIEWPOINT CORPORATION, (the “Company”), will be held on November 14, 2006, at 10:00 a.m., local time, at the ______________________, New York, NY, for the following purposes:

1.	To approve a proposal to amend the Company’s Certificate of Incorporation to increase the number of authorized shares of common stock from 100,000,000 shares to 150,000,000 shares.
2.

To transact such other business as may properly come before the special meeting or any adjournment or postponement of the meeting, including, if submitted to a vote of our stockholders, a motion to adjourn or postpone the meeting to another time or place for the purpose of soliciting additional proxies.

Only stockholders of record at the close of business on October 5, 2006 are entitled to notice of and to vote at the Special Meeting and any adjournment thereof.

A list of stockholders eligible to vote at the meeting will be available for review at Viewpoint’s headquarters during regular business hours for ten days prior to the meeting for any purpose related to the meeting.

All stockholders are cordially invited to attend the meeting in person. If you cannot attend the meeting, we urge you to vote by telephone (toll-free) or by using the Internet as instructed on the enclosed proxy card or by mailing the proxy card in the enclosed postage-paid envelope. Any stockholder attending the meeting may vote in person even if he or she has returned a proxy card or voted via the Internet or telephone.

Sincerely yours,

BY ORDER OF THE BOARD OF DIRECTORS

ANDREW J. GRAF

General Counsel and Secretary

New York, New York

October [  ], 2006

IMPORTANT: WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, YOU ARE REQUESTED TO COMPLETE AND PROMPTLY RETURN THE ENCLOSED PROXY IN THE ENVELOPE PROVIDED, OR VOTE VIA THE INTERNET OR TELEPHONE.

PROXY STATEMENT FOR 2006 SPECIAL

MEETING OF STOCKHOLDERS

NOVEMBER 14, 2006

INFORMATION CONCERNING SOLICITATION AND VOTING

The enclosed proxy is solicited on behalf of the Board of Directors of Viewpoint Corporation (the “Company”) for use at the Special Meeting of Stockholders to be held on November 14, 2006 at 10:00 a.m., local time, or at any adjournment thereof, for the purpose set forth in the accompanying Notice of Special Meeting of Stockholders. The Special Meeting will be held at the _____________________, New York, NY.

This proxy statement and the form of proxy are being mailed on or about October [  ], 2006 to all stockholders entitled to vote at the Special Meeting.

Record Date and Voting Securities

Stockholders of record at the close of business on October 5, 2006 are entitled to notice of and to vote at the meeting. Each stockholder is entitled to one vote for each share of common stock held on that date. On October 5, 2006, 67,669,918 shares of common stock, $0.001 par value, of the Company were issued and outstanding.

If your shares are registered directly in your name with our transfer agent, Computershare Investor Services, L.L.C., formerly known as Equiserve Trust Company, N.A., you are considered, with respect to those shares, the stockholder of record. As the stockholder of record, you have the right to vote in person at the meeting. If your shares are held in a brokerage account or by another nominee, you are considered the beneficial owner of shares held in street name, and the proxy materials are being forwarded to you by the nominee together with a voting instruction card. As the beneficial owner, you are also invited to attend the special meeting. However, since a beneficial owner is not the stockholder of record, you may not vote these shares in person at the meeting unless you obtain a “legal proxy” from the broker, trustee, or nominee that holds your shares, giving you the right to vote the shares at the meeting.

Revocability of Proxies

Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before its use, whether the proxy was given by telephone, via the Internet or by proxy card. The proxy may be revoked by delivering to the Secretary of the Company a written notice of revocation or a duly executed proxy bearing a later date, or by making an authorized Internet or telephone communication on a later date in accordance with the instructions on the enclosed proxy card. It may also be revoked by attendance at the meeting and voting in person.

Voting and Solicitation

Proxies properly given and not revoked will be voted in accordance with the specifications made. Where no specifications are given, such proxies will be voted as the management of the Company may propose. If any matter not described in this proxy statement is properly presented for action at the meeting, the persons named in the enclosed form of proxy will have discretionary authority to vote according to their best judgment.

The cost of soliciting proxies will be borne by the Company. The Company may also reimburse brokerage firms and other persons representing beneficial owners of shares for their expenses in forwarding solicitation materials to such beneficial owners. Proxies may also be solicited by certain of the Company’s directors, officers, and employees, without additional compensation, personally or by mail, email, telephone, facsimile or telegram.

Quorum; Required Votes; Abstentions; Broker Non-Votes

The required quorum for the transactions of business being voted on at the Special Meeting is a majority of the votes eligible to be cast by holders of shares of common stock issued and outstanding on the record date. Shares that are voted “FOR,” “AGAINST,” “WITHHELD” or “ABSTAIN” are treated as being present at the meeting for purposes of establishing a quorum and are also treated as shares entitled to vote at the Special Meeting with respect to such matter. A broker “non-vote” occurs when a nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that item and has not received voting instructions from the beneficial owner. Broker non-votes are treated as being present at the meeting for purposes of establishing a quorum.

The proposal to amend the Company’s certificate of incorporation requires the affirmative vote of at least a majority of the Company’s outstanding shares of common stock. Thus, any abstentions or broker non-votes will have the effect of a vote against amending the Company’s certificate of incorporation.

OWNERSHIP OF SECURITIES BY CERTAIN BENEFICIAL OWNERS

The following table sets forth certain information as of October 5, 2006 regarding the only persons known by the Company to own, directly or indirectly, more than five percent of the Company’s common stock. Except as otherwise indicated, each person has sole voting and investment power with respect to all shares shown as beneficially owned, subject to community property laws where applicable.

Name and Address of Beneficial Owner	Number of Shares	Percentage of Class(1)
The Clark Estates One Rockefeller Plaza, 31st Floor New York, NY 10020 Kevin S. Moore, Steven Duff (2)	8,118,725	12.0%
EagleRock Capital Management, LLC 551 Fifth Avenue, 34th Floor New York, NY 10176 (3)	4,780,899	7.1%
Nader Tavokoli EagleRock Capital Management, LLC 551 Fifth Avenue, 34th Floor New York, NY 10176 (3)	4,961,529	7.3%
Stephen Michael Grosberg 601 East 20th Street, Apt #8-C New York, NY 10010 (4)	4,033,692	6.0%

(1)           Beneficial ownership is determined in accordance with the rules of the SEC. In computing the number of shares beneficially owned by a person and the percentage ownership of that person, shares of common stock subject to options held by that person, if any, that are currently exercisable or exercisable within 60 days of October 5, 2006 are deemed outstanding. Such shares, however, are not deemed outstanding for the purposes of computing the percentage ownership of any other person. Except as indicated in the footnotes to this table and pursuant to applicable community property laws, each stockholder named in the table has sole voting and investment power with respect to the shares set forth opposite such stockholder’s name. Percentage ownership is based on 67,669,918 shares of Common Stock outstanding on October 5, 2006.

(2)           These shares of the Company’s Common Stock include (i) 553,400 shares acquired by The Clark Estates, Inc, a New York corporation, and (ii) 7,565,325 shares acquired in private placements by Federal Partners, L.P., a limited partnership, the general partner of which is Ninth Floor Corporation. The Clark Estates, Inc. provides management and administrative services to Federal Partners, L.P. and has the sole power to vote or to direct the vote and to dispose of or direct the disposition of all the shares. Mr. Moore is the President and a director of The Clark Estates, Inc. Stephen Duff is a Director of the Company, the Chief Investment Officer of The Clark Estates, Inc., and the Treasurer of Ninth Floor Corporation. Mr. Duff owns a small limited partnership interest in Federal Partners, L.P. and disclaims beneficial ownership of all but 7,513 of the shares listed in this table.

(3)          As reported in a statement on Schedule 13 G/A filed with the SEC on February 14, 2006, EagleRock Capital Management, LLC (“EagleRock Management”) is the investment manager of EagleRock Master Fund, LP (“ERMF”) and Eagle Rock Institutional Partners LP (“ERIP”). Mr. Nader Tavakoli is the manager of EagleRock Management and controls the investment decisions of EagleRock Management. EagleRock Management, as the investment manager of ERMF and ERIP, has the sole power to vote and dispose of the 4,780,899 shares of Company common stock held by ERMF and ERIP. As the Manager of EagleRock Management, Mr. Tavakoli may direct the voting and disposition of the combined total of 4,961,529 shares of Company common stock held by ERMF, ERIP and Nader Tavakoli. The foregoing shall not be construed as an admission that EagleRock Management or Mr. Tavakoli is for the purposes of Section 13(d) or 13(g) of the Securities Exchange Act of 1934, the beneficial owner of any of the 4,780,899 shares of Company common stock owned by ERMF or ERIP. Pursuant to Rule 13d-4, each of EagleRock Management and Mr. Tavakoli disclaims all such beneficial ownership. As reported in a Form 13F filed by EagleRock Management on August 11, 2006 for the quarter ended June 30, 2006, EagleRock Management had sole investment discretion with respect to 3,326,305 shares of Company Common Stock as of June 30, 2006.

(4)          As reported in a statement on Schedule 13G filed with the SEC on June 29, 2006, Stephen Michael Grosberg is a member of a group that beneficially owns an aggregate amount of 4,033,692 shares of Company common stock.

OWNERSHIP OF SECURITIES BY MANAGEMENT

The following table sets forth information with respect to the beneficial ownership of the Company common stock, as of October 5, 2006, by (i) the Company’s directors, (ii) each of the Company’s named executive officers, and (iii) all of the Company’s directors and named executive officers as a group. Except as otherwise indicated, each person has sole voting and investment power with respect to all shares shown as beneficially owned, subject to community property laws where applicable.

Name	Number of Shares	Vested Options (1)	Common Stock and Vested Options	Percentage of Class (2)
Stephen Duff (3)	—	41,125	41,125.06%
Andrew J. Graf	—	94,444	94,444.14%
Samuel H. Jones, Jr.	940,055	224,250	1,164,305	1.71%
William H. Mitchell	14,500	550,000	564,500.83%
Dennis Raney	—	54,875	54,875.08%
James J. Spanfeller	—	—	—	—
Patrick Vogt	—	539,427	539,427.79%
Harvey D. Weatherson	—	7,223	7,223.01%
All directors and executive officers as a group (8 persons)	954,555	1,511,344	2,465,899	3.56%
All directors and executive officers and the Clark Estates, Inc. and Federal Partners L.P.	9,073,280	1,511,344	10,584,624	15.30%

___________

(1)          Represents shares issuable upon exercise of options to purchase Company common stock that are exercisable within 60 days of October 5, 2006.

(2)           Beneficial ownership is determined in accordance with the rules of the SEC. In computing the number of shares beneficially owned by a person and the percentage ownership of that person, shares of common stock subject to options held by that person that are currently exercisable or exercisable within 60 days of October 5, 2006 are deemed outstanding. Such shares, however, are not deemed outstanding for the purposes of computing the percentage ownership of any other person. Except as indicated in the footnotes to this table and pursuant to applicable community property laws, each stockholder named in the table has sole voting and investment power with respect to the shares set forth opposite such stockholder’s name. Percentage ownership is based on 67,669,918 shares of Company common stock outstanding on October 5, 2006.

(3)           Mr. Duff is a director of the Company, the Chief Investment Officer of The Clark Estates, Inc., and the Treasurer of Ninth Floor Corporation. Mr. Duff owns a small limited partnership interest in Federal Partners, L.P., the general partner of which is Ninth Floor Corporation. The Clark Estates, Inc. owns 553,400 shares of Company common stock and Federal Partners, L.P., owns 7,565,325 shares of Company common stock which it acquired in private placements in 2003 and 2005. The Clark Estates, Inc. provides management and administrative services to Federal Partners, L.P. and has the sole power to vote or to direct the vote and to dispose of or direct the disposition of all the shares owned by The Clark Estates, Inc. and Federal Partners, L.P. Mr. Duff disclaims beneficial ownership of all shares owned by The Clark Estates, Inc. and Federal Partners, L.P. other than 7,513 shares over which Mr. Duff has beneficial ownership through his limited partnership interest in Federal Partners, L.P.

PROPOSAL:

AMEND CERTIFICATE OF INCORPORATION

On August 30, 2006, our Board of Directors adopted, subject to stockholder approval, an amendment to our Certificate of Incorporation to increase the total number of authorized shares of common stock from 100,000,000 shares to 150,000,000 shares. Such increase would be effectuated by amending the first paragraph of current Article Four of the Certificate of Incorporation of the Company to read as follows:

This Corporation is authorized to issue two classes of shares to be designated respectively Common Stock and Preferred Stock. The total number of shares of Common Stock this Corporation shall have authority to issue is 150,000,000 shares, and shall have a par value of $0.001 per share, and the total number of shares of Preferred Stock this Corporation shall have authority to issue is 5,000,000 shares, and shall have a par value of $0.001 per share.

The text of the amendment to the certificate of incorporation increasing the number of authorized shares of common stock is set forth in Exhibit A to this proxy statement. If the proposed amendment to the certificate of incorporation is approved by our stockholders, it would become effective upon the filing of a certificate of amendment with the Secretary of State of the State of Delaware, which would occur promptly after the Special Meeting. The text of the amendment to the Certificate of Incorporation is subject to modification to include such changes as may be requested by the office of the Secretary of State of the State of Delaware and as the Board of Directors deems necessary or advisable to effect the amendment.

The additional shares of common stock for which authorization is sought herein would be part of the existing class of common stock and, if and when issued, would have the same rights and privileges as the shares of common stock presently outstanding.

As of October 5, 2006, 67,669,918 shares of Common Stock were issued and outstanding. Approximately 9,926,168 additional shares are reserved for issuance upon exercise of outstanding options awarded to employees, consultants, officers, and directors. An additional 2,098,818 shares are reserved for issuance upon exercise of outstanding warrants almost all of which were issued to (a) investors who acquired convertible notes issued by the Company in December 2002 and (b) investors who acquired common stock issued by the Company in December 2005 and the placement agent in connection with the December 2005 transaction.

Therefore, of the 100,000,000 shares currently authorized for issuance by the Certificate of Incorporation, approximately 20,305,100 shares are presently available for general corporate purposes.

Purposes and Effects of the Authorized Shares Amendment

The increase in authorized shares of Common Stock is recommended by the Board of Directors in order to provide a sufficient reserve of such shares for general corporate purposes and growth. The Board of Directors believes that an increase in the total number of shares of authorized common stock will give the Company greater flexibility in responding quickly to advantageous business opportunities. In January 2005, the Company completed its acquisition of Unicast Communications Corp. The Company believes that it will continue to have access to attractive acquisition opportunities, some of which could be large acquisitions. If the Company were to close one or more large acquisitions, it would probably be necessary or advantageous for the Company to use stock as an acquisition currency or as a means of raising equity capital to reduce the debt incurred to fund the acquisitions. Such additional authorized shares of common stock would be available for issuance at the discretion of the Board of Directors without further stockholder approval (subject to certain provisions of law and the Marketplace Rules of The Nasdaq Stock Market, Inc.) for use in connection with possible acquisitions, joint ventures, stock dividends, stock splits, to take advantage of future opportunities for equity financing, and for other general corporate purposes. The Marketplace Rules of The Nasdaq Stock Market, Inc. currently require listed companies to obtain stockholder approval before issuing in a transaction (other than a public offering) twenty percent (20%) or more of the issuer’s common stock outstanding before the transaction.

We have no arrangements, agreements, or understandings in place at the present time for the issuance or use of the additional shares of Common Stock to be authorized by the proposed amendment to the Certificate of Incorporation. The Board of Directors does not intend to issue any common stock or securities convertible into Common Stock except on terms that the Board of Directors deems to be in best interests of the Corporation and its stockholders.

Although an increase in the authorized shares of Common Stock could, under certain circumstances, have an anti-takeover effect, this proposal to amend the Certificate of Incorporation is not in response to any effort of which we are aware to accumulate our stock or obtain control of the Corporation, nor is it part of a plan by management to recommend a series of similar amendments to the Board of Directors and stockholders.

Recommendation of the Board of Directors

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS

VOTE “FOR” THE PROPOSAL TO AMEND THE COMPANY’S CERTIFICATE OF

INCORPORATION TO INCREASE THE TOTAL NUMBER OF AUTHORIZED

SHARES OF COMMON STOCK FROM 100,000,000 TO 150,000,000.

OTHER MATTERS

As of the mailing of this proxy statement, the Board of Directors knows of no other business which will be presented for consideration to be submitted at the Annual Meeting. However, if any such other business should properly come before the Annual Meeting, it is the intention of the persons named in the enclosed proxy card to vote the proxies in respect of any such business in accordance with their best judgment.

Proposals By Stockholders

Proposals of stockholders intended to be presented at the 2007 Annual Meeting of Stockholders, other than pursuant to Rule 14a-8, must be received by the Company on or before January 5, 2007 in order to be eligible for inclusion in the Company’s proxy statement and form of proxy for the meeting. Any stockholder proposal must comply with all applicable rules and regulations of the SEC. Proxies solicited by the Board of Directors for the 2007 Annual Meeting may confer discretionary authority to vote on any proposals notice of which is not received by that date.

BY ORDER OF THE BOARD OF DIRECTORS

ANDREW J. GRAF

Corporate Secretary

New York, New York

October [  ], 2006

EXHIBIT A

STATE OF DELAWARE

CERTIFICATE OF AMENDMENT

OF RESTATED CERTIFICATE OF INCORPORATION

Viewpoint Corporation (the “Corporation”), a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware does here certify:

FIRST:             That at a meeting of the Board of Directors of the Corporation resolutions were duly adopted setting forth a proposed amendment of the Certificate of Incorporation of the Corporation, declaring said amendment to be advisable and calling a meeting of the stockholders of the Corporation for consideration thereof. The resolution setting forth the proposed amendment is as follows:

RESOLVED, that the Certificate of Incorporation of the Corporation be amended by changing the first paragraph of Article Four so that, as amended, the first paragraph of Article Four shall be and read as follows:

This Corporation is authorized to issue two classes of shares to be designated respectively Common Stock and Preferred Stock. The total number of shares of Common Stock this Corporation shall have authority to issue is 150,000,000 shares, and shall have a par value of $0.001 per share, and the total number of shares of Preferred Stock this Corporation shall have authority to issue is 5,000,000 shares, and shall have a par value of $0.001 per share.

SECOND:        That thereafter, pursuant to resolution of its Board of Directors, a special meeting of the stockholders of the Corporation was duly called and held upon notice in accordance with Section 222 of the General Corporation Law of the State of Delaware at which the necessary number of shares as required by statute were voted in favor of the amendment.

THIRD:             That said amendment was duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

FOURTH:        That said amendment shall be effective on and as of the date of filing of this Certificate of Amendment with the office of the Secretary of State of the State of Delaware.

IN WITNESS WHEREOF, the Corporation has caused this Certificate of Amendment to be signed this ___ day of November, 2006.

By:

Authorized Officer

Title:

Name:

Print or Type

Appendix 1

Proxy - Viewpoint Corporation

PROXY FOR SPECIAL MEETING OF STOCKHOLDERS

TO BE HELD NOVEMBER 14, 2006

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned stockholder of Viewpoint Corporation, a Delaware corporation, hereby acknowledges receipt of the Notice of Special Meeting of Stockholders dated October __, 2006, and hereby appoints Patrick Vogt and William H. Mitchell, and each of them, proxies and attorneys-in-fact, with full power to each of substitution, on behalf of the undersigned, to represent the undersigned at the Special meeting of Stockholders of Viewpoint Corporation to be held at the [         ], at 10:00 a.m., local time, and at any adjournment or adjournments thereof, and to vote all shares of Viewpoint Corporation common stock that the undersigned would be entitled to vote if then and there personally present, on all matters set forth on the reverse side hereof.

THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE SPECIFICATIONS MADE HEREIN. IF NO SPECIFICATION IS INDICATED, THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED FOR EACH OF THE PERSONS AND THE PROPOSALS ON THE REVERSE SIDE HEREOF AND FOR SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING AS THE PROXY HOLDERS DEEM ADVISABLE.

THE UNDERSIGNED ACKNOWLEDGES RECEIPT OF THE NOTICE OF SPECIAL MEETING DATED OCTOBER __, 2006.

PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

CONTINUED AND TO BE SIGNED ON REVERSE SIDE

TELEPHONE AND INTERNET VOTING INSTRUCTIONS

You can vote by telephone OR Internet! Available 24 hours a day 7 days a week!

Instead of mailing your proxy, you may choose one of the two voting methods outlined below to vote your proxy.

To vote using the Telephone (within U.S. and Canada)	To vote using the Internet

• Call toll free 1-800-652-VOTE (8683) in the United States or Canada any time on a touch tone telephone. There is NO CHARGE to you for the call.	• Go to the following web site: WWW.COMPUTERSHARE.COM/EXPRESSVOTE
• Follow the simple instructions provided by the recorded message.	• Enter the information requested on your computer screen and follow the simple instructions.

If you vote by telephone or the Internet, please DO NOT mail back this proxy card.

Proxies submitted by telephone or the Internet must be received by 1:00 a.m., Central Time, on November 14, 2006.

THANK YOU FOR VOTING

Viewpoint Corporation

Special Meeting Proxy Card

PLEASE REFER TO THE REVERSE SIDE FOR TELEPHONE AND INTERNET VOTING INSTRUCTIONS.

A. Issues

The Board of Directors recommends a vote FOR the following proposals.

		For	Against	Abstain
1.	To amend Viewpoint Corporation’s certificate of incorporation to increase the total number of authorized shares of common stock from 100,000,000 to 150,000,000.	☐	☐	☐

2.	To transact such other business as may properly come before the meeting or any adjournments thereof.

B. Authorized Signatures – Sign Here – This section must be completed for your instructions to be executed.

NOTE: Please sign exactly as name appears on your stock certificate. If the stock is registered in the names of two or more persons, each should sign. Executors, administrators, trustees, guardians, attorneys and corporate officers should insert their titles.

Signature 1:	Signature 2:	Date: